UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 17, 2023

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16853	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8051 Congress Avenue Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SBAC	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On February 17, 2023, Mr. Jeffrey Stoops, President and Chief Executive Officer of SBA Communications Corporation (the “Company”), provided notice of his intent to retire from his position as President and Chief Executive Officer on December 31, 2023. Mr. Stoops shall remain on the Company’s Board of Directors (the “Board”) and, upon his retirement, shall assume the position of non-executive Chairman of the Board.

On February 17, 2023, the Board approved the CEO succession plan, pursuant to which Mr. Brendan Cavanagh, currently the Company’s Executive Vice President and Chief Financial Officer, will succeed Mr. Stoops as President and Chief Executive Officer, effective January 1, 2024. The Board expects to appoint Mr. Cavanagh to the Board concurrently with his assuming the position of President and Chief Executive Officer on January 1, 2024. The Company intends to appoint its next Chief Financial Officer later this year.

Mr. Cavanagh, 51, joined the Company in February 1998 after spending several years as a CPA in the assurance practice of Arthur Andersen. During his 25-year career at SBA, he has served in a number of positions of increasing responsibility, including in Mergers & Acquisitions, as Vice President - Site Administration and as Chief Accounting Officer, prior to becoming the Company’s Chief Financial Officer in 2008.

There is no arrangement or understanding between Mr. Cavanagh and any other person pursuant to which Mr. Cavanagh has been appointed as President and Chief Executive Officer. There are no family relationships between Mr. Cavanagh and any of the Company’s directors and executive officers, and Mr. Cavanagh is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the retirement of Mr. Stoops and the appointment of Mr. Cavanagh is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

As described in Item 5.02 of this Current Report on Form 8-K, the following exhibits are furnished as part of this Current Report.

Exhibit No.	Description

99.1	Press release issued by SBA Communications Corporation on February 21, 2023.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Joshua Koenig
Joshua Koenig
Executive Vice President, Chief Administrative Officer and General Counsel

Date: February 21, 2023